Exhibit 10(a)
                      Agreement and Plan of Reorganization

                                 by and between

                            United Trust Group, Inc.

                                      and

                         First Commonwealth Corporation

                            Dated as of June 5, 2001

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the  "Agreement")  is made and entered  into as of June 5, 2001 by and between  United Trust  Group,  Inc.,  an
Illinois  corporation  ("UTG"),  and FIRST  COMMONWEALTH  CORPORATION,  a
Virginia corporation  ("FCC") (UTG and FCC shall sometimes be referred to
herein    individually   as   a   "Party"   and   collectively   as   the
"Parties").
                                    RECITALS

WHEREAS,  as of the  date of this  Agreement,  UTG  owns  more  than  80% of the outstanding  shares of common  stock of FCC, and the Boards of Directors of each of UTG and FCC  believe  it is in the best  interests  of each  company  and its
respective   shareholders   for  FCC  to   merge   with   and   into   UTG  (the
"Merger"),  pursuant to which each share of common  stock of FCC ("FCC
Common  Stock")  issued and outstanding  immediately  prior to the Effective
Time (as defined  below) will be converted  into the right to receive the Merger
Consideration  (as defined below),  subject to certain  exceptions  described in this Agreement.

NOW, THEREFORE,  in consideration of the mutual agreements,  covenants and other promises set forth herein,  the mutual  benefits to be gained by the performance thereof,  and for  other  good  and  valuable  consideration,  the  receipt  and sufficiency of which are hereby  acknowledged  and accepted,  the Parties hereby agree as follows:

                                   ARTICLE I
                               THE REORGANIZATION

Section 1.01 The  Merger.  At the Effective  Time and subject to and upon the  terms  and  conditions  of this  Agreement  (including  the Plan of  Merger contemplated  by Section  1.02) and the  applicable  provisions  of the Illinois
Business  Corporation  Act  ("IBCA")  and the Virginia Stock  Corporation
Act  ("VSCA"),  FCC  shall be  merged  with and into  UTG,  the  separate corporate  existence of FCC shall cease and UTG shall  continue as the surviving corporation.  The  corporation  surviving  the Merger is  sometimes  referred to hereinafter as the  "Surviving  Corporation."  Section 1.02  Effective
Time.  Unless this Agreement is earlier terminated pursuant to Section 6.01, the closing of the Merger (the  "Closing")  will take place no later than five (5) business days  following  satisfaction  or waiver of the conditions set forth in Article V hereof,  at the offices of Wyatt,  Tarrant &  Combs, LLP,
2800 PNC Plaza,  Louisville,  Kentucky,  unless  another  time  and/or  place is mutually  agreed upon in writing by FCC and UTG. The date upon which the Closing actually occurs shall be referred to herein as the "Closing Date." On the
Closing Date, the Parties shall cause the Merger to be consummated by filing the
Plan of  Merger,  in the form  attached  hereto  as  Exhibit  A and being executed by the Parties simultaneously with the execution hereof,  together with articles of merger,  with the  Virginia  State  Corporation  Commission  and the
Illinois  Secretary of State (the "Plan of  Merger"),  in accordance with the applicable provisions of the VSCA and the IBCA (the time at which the Merger has  become  effective  under both the VSCA and the IBCA after the filing of the
Plan of Merger  and  articles  of merger  with the  Virginia  State  Corporation
Commission  and the  Illinois  Secretary of State shall be referred to herein as the "Effective  Time").  Section 1.03 Effect of the Merger. At the
Effective  Time, the effect of the Merger shall be as provided in the applicable provisions of the IBCA, the VSCA, the Plan of Merger and this Agreement. Without limiting the generality of the foregoing,  and subject thereto, at the Effective
Time, all the property, rights,  privileges,  powers and franchises of FCC shall vest in the Surviving Corporation,  and all debts, liabilities and duties of FCC shall become the debts, liabilities and duties of the Surviving Corporation.  At the Effective Time, the separate corporate existence of FCC shall cease.
Section 1.04   Certificate of Incorporation and Bylaws.

     (a)  The articles of incorporation of UTG, as in effect  immediately  prior to the Effective Time,  shall be the articles of  incorporation of the
          Surviving  Corporation at the Effective Time until thereafter  amended in accordance  with applicable law and as provided in such articles of incorporation.

     (b)  The bylaws of UTG,  as in effect  immediately  prior to the  Effective
          Time,  shall  be  the  bylaws  of  the  Surviving  Corporation  at the
          Effective Time until thereafter  amended in accordance with applicable law and as provided in the articles of  incorporation of the Surviving
          Corporation and such bylaws.

Section 1.05  Directors  and  Officers.  The directors of UTG immediately prior to the Effective Time shall be the directors of the Surviving  Corporation immediately  after the Effective  Time, each to hold the office of a director of the Surviving  Corporation in accordance  with the provisions of applicable law, and the articles of incorporation  and bylaws of the Surviving  Corporation,  as applicable,  until their successors are duly elected and qualified. The officers of UTG  immediately  prior to the  Effective  Time shall be the  officers of the
Surviving Corporation  immediately after the Effective Time, each to hold office in accordance  with the  provisions of the bylaws of the Surviving  Corporation, until their  successors are duly appointed.

Section  1.06  Effect  of  Merger  on the  Capital  Stock of the  Constituent
Corporations.

     (a)  Effect on FCC Capital Stock.

          (i)  At the  Effective  Time,  by virtue of the Merger and without any action on the part of UTG, FCC or any of the holders of shares of
               FCC Common Stock (the  "Shareholders"),  each share of FCC
               Common  Stock  issued and  outstanding  immediately  prior to the
               Effective Time shall cease to be outstanding  and, other than any shares of FCC Common  Stock to be  canceled  pursuant  to Section
               1.06(a)(ii) or Section 1.06(a)(iii),  shall be converted into and become the right to receive an amount  equal to $250,  payable by check or cash (the "Merger Consideration").

          (ii) At the  Effective  Time,  by virtue of the Merger and without any action on the part of UTG, FCC or any of the  Shareholders,  each share of FCC  Common  Stock  issued and  outstanding  immediately prior to the Effective Time and held in the treasury of FCC or by any  subsidiary  thereof shall be cancelled and retired and cease to exist and no payment shall be made with respect thereto.

          (iii)At the  Effective  Time,  by virtue of the Merger and without any action on the part of UTG, FCC or any of the  Shareholders,  each share of FCC  Common  Stock  issued and  outstanding  immediately prior to the  Effective  Time and held by UTG shall be  cancelled and retired and cease to exist and no payment  shall be made with respect thereto.

     (b)  Capital  Stock of UTG.  At the Effective Time, by virtue of the
          Merger and without any action on the part of UTG or FCC, each share of
          UTG  common  stock,  no par value per share,  issued  and  outstanding immediately  prior to the Effective Time, shall remain  outstanding as one validly issued, fully paid and nonassessable share of Common Stock of the Surviving Corporation and shall not be converted into any other securities  or cash in the Merger.  The  certificates  for such shares shall  not be  surrendered  or in any way  modified  by  reason of the
          Merger.

     (c)  Withholding  Taxes. Any cash amounts payable to any Shareholder pursuant  to this  Article I shall be subject to, and an amount may be withheld therefrom equal to, the amount of any requisite state, local, federal and foreign withholding taxes.

Section 1.07   Preparation of Proxy Statement; Shareholders' Meeting.

     (a)  As promptly as reasonably  practicable  following the date hereof, FCC shall  prepare  and shall  cause to be filed with the  Securities  and
          Exchange Commission ("SEC") proxy materials mutually acceptable to FCC and UTG which shall constitute the proxy statement  relating to the matters to be submitted to the  Shareholders at the  Shareholders'
          Meeting (as defined in (b) below) (the "Proxy Statement").  FCC and UTG shall  also  prepare,  and file with the SEC, a  statement  on
          Schedule 13E-3 (together with any  supplements or amendments  thereto, the "Schedule 13E-3"). Each of FCC and UTG shall use reasonable best  efforts to have the Proxy  Statement  and,  if  applicable,  the
          Schedule  13E-3,  cleared by the SEC as  necessary to  consummate  the
          Merger and the transactions contemplated hereby. UTG and FCC shall, as promptly as practicable after receipt thereof, provide the other Party copies of any written  comments and advise the other Party of any oral comments,  with respect to the Proxy  Statement or the Schedule  13E-3 received  from the SEC. The Parties  shall  cooperate  and provide the other  with a  reasonable  opportunity  to review  and  comment on any amendment or supplement to the Proxy  Statement or the Schedule  13E-3 prior to filing such with the SEC,  and will provide each other with a copy of all such filings made with the SEC.  Notwithstanding any other
          provision   herein  to  the  contrary,   no  amendment  or  supplement
          (including by  incorporation  by reference) to the Proxy  Statement or the Schedule 13E-3 shall be made without the approval of both Parties, which approval shall not be unreasonably withheld or delayed; provided that with respect to documents filed by a Party which are incorporated by reference in the Schedule 13E-3 or the Proxy Statement,  this right of approval shall apply only with respect to  information  relating to the other Party or its  business,  financial  condition  or results of operations.  FCC will use  reasonable  best efforts to cause the Proxy
          Statement and the Schedule 13E-3 to be mailed to the Shareholders,  as promptly  as  practicable  after the same is cleared by the SEC.  Each
          Party  will  advise  the  other,  promptly  after it  receives  notice thereof,  of any  request  by  the  SEC  for  amendment  of the  Proxy
          Statement or the Schedule 13E-3. If at any time prior to the Effective
          Time  any  information  relating  to UTG  or  FCC,  or  any  of  their respective affiliates,  officers or directors, should be discovered by
          UTG or FCC, which  information  should be set forth in an amendment or supplement to either the Schedule 13E-3 or the Proxy Statement so that any of such documents would not include any misstatement of a material fact or omit to state any material fact required to be stated  therein or  necessary  to  make  the  statements  therein,  in  light  of  the circumstances  under which they were made, not  misleading,  the Party which discovers such information shall promptly notify the other Party and,  to  the  extent  required  by  law,  rules  or  regulations,  an appropriate  amendment or supplement describing such information shall be promptly filed with the SEC and disseminated to the Shareholders.

     (b)  FCC shall duly take all lawful action to call, give notice of, convene and  hold a  meeting  of the  Shareholders  on a  date  determined  in
          accordance   with   the   mutual   agreement   of  FCC  and  UTG  (the
          "Shareholders'  Meeting")  for the  purpose  of  obtaining  the approval of this Agreement and the  transactions  contemplated  hereby
          (including   the   Merger)   by   the   Shareholders    (the   "FCC
          Shareholder  Approval")  and shall its use reasonable  best efforts  to  solicit  the vote of the  Shareholders.  Subject to their fiduciary  duties,  the  Board of  Directors  of FCC  shall  recommend adoption of this Agreement by the Shareholders.

Section 1.08   Exchange Procedures

     (a)  Promptly  after the Effective  Time, the Surviving  Corporation  shall mail (or shall  cause an exchange  agent  appointed  by the  Surviving
          Corporation to mail) to each record holder,  as of the Effective Time, of any outstanding certificate or certificates which immediately prior to the  Effective  Time  represented  shares of FCC Common  Stock (the
          "FCC  Certificates")  a (i) notice of the  effectiveness of the
          Merger and (ii) form letter of  transmittal  (which shall specify that delivery  shall be  effected,  and  risk of loss and  title to the FCC
          Certificates   shall  pass  only  upon  proper  delivery  of  the  FCC
          Certificates to the Surviving Corporation) and instructions for use in effecting the surrender of the FCC Certificates for payment  therefor.
          Upon  surrender to the Surviving  Corporation  of an FCC  Certificate,
          together with the appropriate and duly executed transmittal  materials described in the foregoing sentence and any other required  documents, the holder of such FCC Certificate shall receive in exchange therefore the applicable  Merger  Consideration  determined  pursuant to Section
          1.06 hereof,  and such  Certificate  shall forthwith be cancelled.  No interest will be paid or accrued on any consideration payable upon the surrender of the FCC  Certificates.  If payment is to be remitted to a name  other  than that in which the FCC  Certificate  surrendered  for exchange is registered,  it shall be a condition of such exchange that the FCC Certificate so surrendered  shall be properly  endorsed,  with signature  guaranteed,  or  otherwise  in proper form for transfer and that the  person  requesting  such  exchange  shall  pay to UTG or its transfer  agent any transfer or other taxes  required by reason of the payment of the applicable Merger  Consideration to a person other than the registered holder of the FCC Certificate surrendered, or establish to the  satisfaction  of UTG or its  transfer  agent that such tax has been paid or is not applicable.  Until  surrendered in accordance with the provisions of this Section 1.08, each FCC Certificate  (other than
          FCC  Certificates  representing  shares to be  cancelled  pursuant  to
          Sections 1.06(a)(ii) or 1.06(a)(iii)) shall represent for all purposes only the right to receive  the  applicable  Merger  Consideration  set forth in Section 1.06,  without any interest  thereon,  subject to any required withholding taxes.

     (b)  From and after the  Effective  Time,  the holders of FCC  Certificates
          evidencing   shares  of  FCC  Common  Stock  issued  and   outstanding
          immediately prior to the Effective Time shall cease to have any rights with respect to such shares,  except as otherwise provided herein, the
          Plan of Merger or by applicable law.

     (c)  Any holders of shares of FCC Common Stock prior to the Merger who have
          not  complied   with  this  Article  I  and   surrendered   their  FCC
          Certificates  to the Surviving  Corporation  in  accordance  with this
          Section  1.08  within six (6) months  after the  Effective  Time shall thereafter look only to the Surviving Corporation as general creditors
          thereof  for  payment  of  their  claim  for  the  applicable   Merger
          Consideration  to which such  holders  may be  entitled  hereunder  by virtue of the Merger.

     (d)  Neither FCC nor the  Surviving  Corporation  (nor any  exchange  agent appointed by the Surviving  Corporation pursuant to this Section 1.08)
          shall  be  liable  to  any   Shareholder  in  respect  of  any  Merger
          Consideration  to  which  such  Shareholder  was  otherwise   entitled
          pursuant to this Agreement  delivered to a public official pursuant to any applicable abandoned property,  escheat or similar law. If any FCC
          Certificates  shall  not have been  surrendered  prior to one (1) year after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration, if any, in respect of such certificate would otherwise  escheat to or become the property of any governmental entity),  any such Merger Consideration in respect of such certificate shall, to the extent  permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

     (e)  From and after the Effective Time,  there shall be no transfers of the shares  of  FCC  Common  Stock  on the  stock  transfer  books  of the
          Surviving Corporation which were outstanding  immediately prior to the
          Effective Time.

     (f)  In the event any FCC  Certificate  shall  have  been  lost,  stolen or destroyed,  the Surviving Corporation shall issue in exchange for such lost, stolen or destroyed certificate, upon the making of an affidavit of  that  fact  by the  holder  thereof,  such  amount  of the  Merger
          Consideration,  if any,  as may be required  pursuant to Section  1.06 hereof; provided,  however, that the Surviving Corporation may, in its discretion  and as a  condition  precedent  to the  issuance  thereof, require  the  Shareholder  who is the  owner of such  lost,  stolen or destroyed  certificate  to  deliver  a bond in such  amount  as it may reasonably  direct  against  any claim  that may be made  against  the
          Surviving  Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 1.09 Taking of Necessary Action;  Further Action.  If at any time after the Effective  Time, any further action is necessary or desirable to carry out the purposes of this  Agreement and to vest the Surviving  Corporation  with full right, title and possession to all assets,  property,  rights,  privileges, powers and  franchises of FCC, UTG and the officers and directors of the UTG are fully  authorized  in the name of UTG or otherwise to take,  and will take,  all such lawful and necessary action.

                                  Article II.
                     REPRESENTATIONS AND WARRANTIES OF FCC

     FCC hereby  represents and warrants to UTG that, except as disclosed in the
FCC Filed SEC Reports (as defined below):

Section 2.01   Organization, Standing and Power; Subsidiaries.

     (a)  FCC is a  corporation  duly  organized,  validly  existing and in good standing  under the laws of the  Commonwealth  of Virginia and has the corporate  power to own its properties and to carry on its business as now being conducted.  Each subsidiary of FCC is a corporation or other organization  duly  organized,  validly  existing and in good standing under the laws of its  jurisdiction of  incorporation or organization, has the requisite corporate or other power and authority to own, lease and  operate  its  properties  and to carry on its  business as is now being conducted, except where the failure to be so organized, existing and in good  standing  or to have such power and  authority  would not reasonably be expected to have a Material  Adverse  Effect on FCC. For purposes of this  Agreement,  the term "Material  Adverse Effect" on a
          Party shall mean an event, change or occurrence which, individually or together with any other event,  change or  occurrence,  has a material impact  on  (a)  the  financial  position,  business,  or  results  of operations of such Party and its subsidiaries  (though with respect to
          UTG, excluding FCC and its subsidiaries), taken as a whole, or (b) the ability of such Party to perform its obligations  under this Agreement or  to  consummate  the  Merger,  other  than  any  event,  change  or occurrence  relating to (i) the United  States  economy,  the regional economy  in which  such  Party  conducts  business  or the  securities markets  in  general  or  (ii)  this  Agreement  or  the  transactions contemplated hereby or announcement hereof.

     (b)  Each  of FCC  and  its  subsidiaries  is  duly  qualified  and in good standing to do business  in each  jurisdiction  in which the nature of its business or the ownership or leasing of its  properties  make such qualification  necessary  other than in such  jurisdictions  where the failure so to qualify or to be in good standing  would not  reasonably be expected  to have a Material  Adverse  Effect on FCC.  FCC has made available  to  UTG  a  true  and  correct  copy  of  its  articles  of incorporation  and  bylaws,  each as amended to date and in full force and effect on the date hereof.

Section 2.02   Capital Structure.

     (a)  The  authorized  capital stock of FCC consists of 62,500 shares of FCC
          Common Stock,  of which 54,385 shares are issued and outstanding as of the date hereof (reflecting the 1 for 400 reverse stock split approved by FCC's Board of Directors  on March 27, 1997,  but for which FCC did not obtain  shareholder  approval or file an amendment to its articles of incorporation). All outstanding shares of FCC Common Stock are duly authorized,  validly issued,  fully paid and nonassessable and free of any preemptive rights.

     (b)  (i) FCC does not have any  stock  option  plan or other  stock-related plan providing for equity  compensation of any person,  (ii) there are no options,  warrants, calls, rights, commitments or agreements of any character,  written or oral, to which FCC is a party or by which it is bound obligating it to issue, deliver,  sell, repurchase or redeem, or cause to be issued,  delivered,  sold,  repurchased  or redeemed,  any shares  of FCC  Common  Stock,  (iii) FCC is not  obligated  to grant, extend,  accelerate  the  vesting of,  change the price of,  otherwise amend or enter into any option,  warrant,  call, right,  commitment or agreement upon the closing of the transactions  contemplated hereby or upon the occurrence of any other event, and (iv) no bonds, debentures, notes or other  indebtedness of FCC exists having the right to vote on any matters on which holders of capital stock of FCC may vote.

Section 2.03   Authority; No Conflicts.

     (a)  Subject,  in the case of the  consummation  of the Merger,  to the FCC
          Shareholder  Approval,  any approvals or clearances required under the applicable  insurance laws of any state,  the filings  contemplated by
          Section  1.07  and the  filing  of the  Plan of  Merger,  and  related articles of merger, with the Virginia State Corporation Commission and the Illinois  Secretary of State,  (i) FCC has all requisite power and
          authority  to  enter  into  this   Agreement  and  to  consummate  the
          transactions  contemplated  hereby, (ii) the execution and delivery of this Agreement and the consummation of the  transactions  contemplated hereby have been duly authorized by all necessary  corporate action on the part of FCC and no further  action is  required on the part of FCC to authorize this Agreement and the transactions  contemplated hereby,
          (iii) this  Agreement,  the Plan of Merger  and the  Merger  have been unanimously  approved  and adopted by the Board of Directors of FCC in accordance  with Virginia law, and the articles of  incorporation  and bylaws of FCC,  and (iv) this  Agreement  has been duly  executed  and delivered by FCC, and assuming the due  authorization,  execution  and delivery by the other Party hereto,  constitutes the valid and binding obligation  of FCC,  enforceable  against  it in  accordance  with its terms,  except as such  enforceability  may be  subject to the laws of general application relating to bankruptcy,  insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

     (b)  The  execution  and  delivery  by  FCC  of  this   Agreement  and  the
          consummation of the transactions contemplated hereby will not conflict with or result in any  violation of or default  under (with or without notice  or  lapse  of  time,  or  both)  or give  rise  to a right  of
          termination,   cancellation,   modification  or  acceleration  of  any
          obligation  or  loss  of  any  benefit   under  (any  such  event,   a
          "Conflict")  (i) any provision of the articles of incorporation or bylaws of FCC,  (ii) except as would not  reasonably be expected to have a Material Adverse Effect on FCC, any mortgage, indenture, lease, contract,  covenant  or other  agreement,  instrument  or  commitment,
          permit,    concession,    franchise   or   license   (individually   a
          "Contract")  to which FCC or any of its  subsidiaries or any of their respective  properties or assets (including  intangible assets), is subject,  or (iii)  except as would not  reasonably  be expected to have a Material  Adverse Effect on FCC, any judgment,  order,  decree, statute,  law, ordinance,  rule or regulation applicable to FCC or any of its  subsidiaries or any of their  respective  properties or assets
          (tangible and intangible).

Section 2.04   Reports and Financial Statements.

     (a)  FCC has  filed all  required  registration  statements,  prospectuses, reports,  schedules, forms, statements and other documents required to be filed by it with the SEC since December 31, 1998 (collectively, the
          "FCC SEC  Reports").  No  subsidiary of FCC is required to file any form, report, registration statement, prospectus or other document with  the SEC.  None of the FCC SEC  Reports,  as of their  respective dates (and,  if amended or superseded by a filing prior to the date of this  Agreement,  then on the date of such filing),  contained or will contain  any untrue  statement  of a material  fact or omitted or will omit to  state a  material  fact  required  to be  stated  therein  or
          necessary   to  make  the   statements   therein,   in  light  of  the
          circumstances under which they were made, not misleading.  All of such
          FCC SEC Reports,  as of their  respective dates (and as of the date of any amendment to the  respective  FCC SEC Report),  complied (and with respect to FCC SEC Reports  filed after the date hereof,  will comply)
          as to form in all material  respects with the applicable  requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the  Securities  Exchange  Act  of  1934,  as  amended  (the  "1934
          Act"), and the rules and regulations promulgated thereunder.

     (b)  Each  of  the  financial  statements  (including  the  related  notes)
          included or incorporated by reference in the FCC SEC Reports  presents fairly, in all material respects,  the consolidated financial position and  consolidated  results of operations and cash flows of FCC and its consolidated  subsidiaries  as of the  respective  dates  or  for  the respective  periods set forth therein,  all in conformity  with United
          States  generally  accepted  accounting   principles   ("GAAP")
          consistently  applied during the periods  involved except as otherwise noted  therein,  and  subject,  in the case of the  unaudited  interim financial  statements  of FCC,  to the  absence  of notes  and  normal year-end  adjustments  that have not been and are not  expected  to be material in amount.  Except as disclosed in the FCC SEC Reports  filed and publicly available prior to the date hereof (the "FCC Filed SEC
          Reports"),   FCC  and  its  subsidiaries  have  not  incurred  any
          liabilities  that  are  of a  nature  that  would  be  required  to be disclosed  on a  balance  sheet  of FCC  and its  subsidiaries  or the footnotes  thereto  prepared in conformity  with GAAP,  other than (A)
          liabilities   incurred  in  the  ordinary  course  of  business,   (B)
          liabilities   incurred  in  accordance   with  Section  4.01,  or  (C)
          liabilities  that,  individually  or  in  the  aggregate,   would  not
          reasonably be expected to have a Material Adverse Effect on FCC.

Section 2.05 Information  Supplied.  The information  supplied by FCC for inclusion  or  incorporated  by  reference  in (A)  the  Schedule  13E-3  or any amendment  or  supplement  thereto  will not contain any untrue  statement  of a material fact or omit to state any material  fact required to be stated  therein or  necessary  in  order  to  make  the  statements  therein,  in  light  of the circumstances  under  which they were made,  not  misleading,  and (B) the Proxy
Statement or any amendment or supplement  thereto to be sent to the Shareholders in  connection  with the  Shareholders'  Meeting will not, on the date the Proxy
Statement  is  first  mailed  to  the   Shareholders  or  at  the  time  of  the
Shareholders'  Meeting or at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or  necessary  in  order  to  make  the  statements  therein,  in  light  of the circumstances  under which they were made, not  misleading.  The Proxy Statement and the Schedule 13E-3 will comply as to form in all material  respects with the requirements  of the 1934 Act and the 1933 Act and the  regulations  promulgated thereunder. Notwithstanding the foregoing, no representation or warranty is made with respect to  statements  made or  incorporated  by reference in the Schedule
13E-3 or the Proxy  Statement  based on information  supplied by or on behalf of
UTG for inclusion or incorporation by reference.

Section  2.06  Absence  of Changes  or  Events.  Except  for  liabilities permitted to be incurred in accordance  with this Agreement or the  transactions contemplated  hereby,  since  December 31, 2000, FCC and its  subsidiaries  have conducted their business only in the ordinary course and in a manner  consistent with past  practice  and,  since  December  31,  2000,  there  have not been any changes,  circumstances or events which,  individually or in the aggregate, have had, or would reasonably be expected to have, a Material Adverse Effect on FCC

Section 2.07   Litigation; Compliance with Laws.

     (a)  There are no actions pending or, to the knowledge of FCC,  threatened, against or affecting  FCC or any  subsidiary of FCC or any property or asset of FCC or any  subsidiary of FCC which,  individually  or in the aggregate,  would  reasonably  be expected to have a Material  Adverse
          Effect  on FCC,  nor are there any  judgments,  decrees,  injunctions, rules or orders  of any  Governmental  Entity  (as  defined  below) or arbitrator  outstanding  against FCC or any  subsidiary  of FCC which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on FCC. As used in this Agreement,  the term
          "Governmental   Entity"   shall   include  any   supranational,
          national,   state,  municipal,   local  or  foreign  government,   any
          instrumentality,   subdivision,   court,   administrative   agency  or
          commission or other authority thereof,  or any  quasi-governmental  or private body  exercising any  regulatory,  taxing,  importing or other governmental or quasi-governmental authority.

     (b)  Except as,  individually or in the aggregate,  would not reasonably be expected  to  have a  Material  Adverse  Effect  on  FCC,  FCC and its
          subsidiaries  hold  all  permits,  licenses,  franchises,   variances,
          exemptions,  orders and approvals of all  Governmental  Entities which are  necessary  for  the  operation  of the  businesses  as now  being conducted of FCC and its  subsidiaries,  taken as a whole (the "FCC
          Permits"),  and no  suspension or  cancellation  of any of the FCC
          Permits is pending or, to the  knowledge of FCC,  threatened.  FCC and its  subsidiaries are in compliance with the terms of the FCC Permits, except  where  the  failure  to so  comply,  individually  or  in  the aggregate, would not reasonably be expected to have a Material Adverse
          Effect on FCC.  Neither FCC nor its  subsidiaries  is in violation of, and FCC  and  its  subsidiaries  have  not  received  any  notices  of violations with respect to, any laws, statutes,  ordinances,  rules or regulations of any Governmental  Entity,  except for violations which, individually or in the aggregate,  would not reasonably be expected to have a Material Adverse Effect on FCC.

Section 2.08 Brokers' and Finders' Fees.  FCC has not incurred,  nor will it incur,  directly or indirectly,  any liability for brokerage or finders' fees or agents'  commissions or any similar charges in connection with this Agreement or any transaction  contemplated hereby,  except for compensation payable to the
Financial Advisor (as defined in Section 5.03(c)).

Section 2.09 Representations Complete. Neither any of the representations or  warranties  made  by FCC  (as  modified  by the  FCC  SEC  Reports)  in this
Agreement,  nor any  statements  made in any  exhibit,  schedule or  certificate furnished  by FCC  pursuant to this  Agreement,  contains or will contain at the
Effective  Time, any untrue  statement of a material fact, or omits or will omit at the Effective  Time to state any material fact necessary in order to make the statements  contained herein or therein, in the light of the circumstances under which they were made, not misleading.

                                  Article III.
                     REPRESENTATIONS AND WARRANTIES OF UTG

     UTG hereby  represents and warrants to FCC that, except as disclosed in all registration  statements,  prospectuses,  reports,  schedules,  forms  and other documents  filed by UTG with the SEC since  December  31,  1998 and prior to the date hereof (the "UTG Filed SEC Reports"):

Section 3.01   Organization, Standing and Power; Subsidiaries.

     (a)  UTG is a  corporation  duly  organized,  validly  existing and in good standing under the laws of the State of Illinois and has the corporate power to own its  properties and to carry on its business as now being conducted. Each subsidiary of UTG (other than FCC or any subsidiary of
          FCC) is a corporation or other  organization  duly organized,  validly existing and in good standing  under the laws of its  jurisdiction  of incorporation  or organization,  has the requisite  corporate or other power and authority to own,  lease and operate its  properties  and to carry on its  business  as is now being  conducted,  except  where the failure to be so  organized,  existing and in good standing or to have such power and  authority  would not  reasonably be expected to have a
          Material Adverse Effect on UTG.

     (b)  Each  of  UTG  and  its   subsidiaries   (other  than  FCC  and  FCC's
          subsidiaries) is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties make such  qualification  necessary other than in such jurisdictions where the failure so to qualify or to be in good  standing  would not  reasonably  be  expected to have a Material
          Adverse Effect on UTG.

Section 3.02   Authority; No Conflicts.

     (a)  Subject,  in the  case  of the  consummation  of  the  Merger,  to any approvals or clearances  required under the applicable  insurance laws of any state, the filings  contemplated by Section 1.07 and the filing of the Plan of  Merger,  and  related  articles  of  merger,  with the
          Virginia State  Corporation  Commission and the Illinois  Secretary of
          State,  (i) UTG has all  requisite  power and  authority to enter into this Agreement and to consummate the transactions contemplated hereby,
          (ii) the execution and delivery of this Agreement and the consummation of the transactions  contemplated  hereby have been duly authorized by all  necessary  corporate  action  on the  part of UTG and no  further action is required on the part of UTG to authorize  the  Agreement and the transactions  contemplated hereby, (iii) this Agreement,  the Plan of Merger and the Merger have been unanimously approved and adopted by the Board of Directors of UTG in accordance with Illinois law, and the articles of  incorporation  and bylaws of UTG, and (iv) this Agreement has been duly  executed  and  delivered  by UTG,  and assuming the due authorization,  execution  and  delivery  by the other  Party  hereto, constitutes  the  valid and  binding  obligation  of UTG,  enforceable against it in accordance with its terms, except as such enforceability may  be  subject  to the  laws  of  general  application  relating  to bankruptcy,  insolvency  and the  relief of  debtors  and rules of law governing specific  performance,  injunctive relief or other equitable remedies.

     (b)  The  execution  and  delivery  by  UTG  of  this   Agreement  and  the
          consummation of the transactions  contemplated  hereby will not result in a Conflict under (i) any provision of the articles of incorporation or bylaws of UTG,  (ii) except as would not  reasonably be expected to have a Material  Adverse  Effect on UTG,  any Contract to which UTG or any of its  subsidiaries  or any of  their  respective  properties  or assets (including  intangible  assets), is subject, or (iii) except as would not reasonably be expected to have a Material  Adverse Effect on
          UTG, any judgment,  order, decree,  statute,  law, ordinance,  rule or regulation  applicable to UTG or any of its  subsidiaries  (other than
          FCC or any FCC  subsidiary) or any of their  respective  properties or assets (tangible and intangible).

Section 3.03 Information  Supplied.  The information  supplied by UTG for inclusion  or  incorporated  by  reference  in (A)  the  Schedule  13E-3  or any amendment  or  supplement  thereto  will not contain any untrue  statement  of a material fact or omit to state any material  fact required to be stated  therein or  necessary  in  order  to  make  the  statements  therein,  in  light  of the circumstances  under  which they were made,  not  misleading,  and (B) the Proxy
Statement or any amendment or supplement  thereto to be sent to the Shareholders in  connection  with the  Shareholders'  Meeting will not, on the date the Proxy
Statement  is  first  mailed  to  the   Shareholders  or  at  the  time  of  the
Shareholders'  Meeting or at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or  necessary  in  order  to  make  the  statements  therein,  in  light  of the circumstances  under which they were made,  not  misleading.  The Schedule 13E-3 will comply as to form in all material  respects  with the  requirements  of the
1934  Act  and  the  regulations  promulgated  thereunder.  Notwithstanding  the foregoing, no representation or warranty is made with respect to statements made or  incorporated by reference in the Schedule 13E-3 or the Proxy Statement based on information supplied by or on behalf of FCC for inclusion or incorporation by reference.

Section 3.04 Capital  Resources.  UTG has sufficient capital resources to pay the total Merger  Consideration  and to consummate  all of the  transactions contemplated by this Agreement and the Plan of Merger.

Section 3.05 Brokers' and Finders' Fees.  UTG has not incurred,  nor will it incur,  directly or indirectly,  any liability for brokerage or finders' fees or agents'  commissions or any similar  charges in connection with the Agreement or any transaction contemplated hereby.

Section 3.06 Representations Complete. Neither any of the representations or  warranties  made by UTG (as  modified by the UTG Filed SEC  Reports) in this
Agreement,  nor any  statements  made in any  exhibit,  schedule or  certificate furnished  by UTG  pursuant to this  Agreement,  contains or will contain at the
Effective  Time, any untrue  statement of a material fact, or omits or will omit at the Effective  Time to state any material fact necessary in order to make the statements  contained herein or therein, in the light of the circumstances under which they were made, not misleading.

                                  Article IV.
                                   COVENANTS

Section  4.01  Conduct  of Business of FCC Prior to the  Effective  Time.
During the  period  from the date of this  Agreement  and  continuing  until the
Effective  Time,  FCC agrees as to itself and its  subsidiaries  that (except as expressly  contemplated or permitted by this Agreement or to the extent that UTG shall  otherwise  consent  in  writing,  such  consent  not  to be  unreasonably withheld) FCC and its subsidiaries shall carry on their respective businesses in
the  usual,   regular  and  ordinary  course  in  all  material   respects,   in
substantially  the same  manner  as  heretofore  conducted,  and shall use their reasonable  best efforts to preserve  intact their present lines of business and preserve their  relationships with customers and others having business dealings with them.

Section  4.02  Governmental  Filings.  Each Party  shall file all reports required  to be filed by it with the SEC (and all other  Governmental  Entities)
between  the  date of this  Agreement  and the  Effective  Time  and  shall,  if requested by the other Party and to the extent permitted by law or regulation or any applicable confidentiality  agreement,  deliver to the other Party copies of all such reports promptly after such request.

Section  4.03  Access  to  Information.  FCC  shall  afford  UTG  and its accountants,  counsel and other  representatives,  reasonable  access during the period  prior  to the  Effective  Time to (i) all of  FCC's  properties,  books, contracts,  commitments and records,  (ii) all other information  concerning the
business,   properties  and  personnel  (subject  to  restrictions   imposed  by
applicable law) of FCC as UTG may reasonably request, and (iii) all employees of
FCC as  identified  by UTG.  FCC agrees to  provide to UTG and its  accountants, counsel  and other  representatives  copies  of  internal  financial  statements
(including tax returns and supporting  documentation)  promptly upon request. No information or knowledge obtained in any investigation  pursuant to this Section
4.03  shall  affect  or be  deemed  to modify  any  representation  or  warranty contained  herein  or the  conditions  to the  obligations  of  the  parties  to consummate the Merger in accordance with the terms and provisions hereof.

Section  4.04  Fees  and  Expenses.  Regardless  whether  the  Merger  is consummated, FCC and UTG will be responsible for and bear all of their own costs and expenses  incurred at any time in connection  with pursuing or  consummating the Merger, except expenses incurred in connection with the filing, printing and mailing of the Proxy  Statement  and the Schedule  13E-3,  which shall be shared equally by FCC and UTG.

Section 4.05 Public  Disclosure.  The initial press release pertaining to the  transactions  contemplated by this Agreement shall be a joint press release
and  thereafter   each  Party  shall  consult  with  the  other  before  issuing communications  to employees  regarding the  transactions  contemplated  by this
Agreement or any press release or otherwise  making any public  statements  with respect  to this  Agreement  or the  Merger  and shall not issue any such  press release or make any such public statement prior to such consultation,  except as may be required by law or any listing  agreement with Nasdaq.  FCC and UTG shall each provide to the other a copy of each press release or other public statement relating  to its  business  reasonably  in  advance  of making  such  release or statement.

Section 4.06 Consents.  FCC shall use commercially  reasonable efforts to obtain the consents,  waivers and approvals  under any of the contracts to which
FCC or  its  subsidiaries  are  parties  to the  extent  deemed  appropriate  or necessary  by any Party in  connection  with the  Merger so as to  preserve  all rights of, and benefits to, the Surviving Corporation  thereunder from and after the Effective Time.

Section 4.07 Indemnification. If the Merger is consummated, UTG agrees to assume and be responsible for all obligations of FCC as of the Effective Time to provide  indemnification  from liabilities for acts or omissions occurring at or prior to the  Effective  Time in favor of the  current  or former  directors  or officers of FCC as provided in FCC's articles of incorporation or bylaws,  as in effect on the date of this  Agreement,  for a period of six (6) years  after the
Effective Time.

                                   Article V.
                            CONDITIONS TO THE MERGER

Section  5.01   Conditions  to  Obligations  of  Each  Party  to  Effect  the
Merger. The respective obligations of FCC and UTG to effect the Merger shall be  subject  to the  satisfaction  at or  prior  to the  Effective  Time  of the following conditions:

     (a)  FCC  Shareholder  Approval.  FCC shall  have  received  the FCC
          Shareholder Approval.

     (b)  No Order.  No Governmental  Entity shall have enacted,  issued, promulgated,  enforced  or  entered  any  statute,  rule,  regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent)  which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting  consummation of the Merger.

     (c)  No   Injunctions  or  Restraints;   Illegality.   No  temporary
          restraining order,  preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition  preventing the  consummation of the Merger shall be in effect, nor shall any proceeding  brought by an administrative  agency or  commission  or other  governmental  authority or  instrumentality, domestic or foreign, seeking any of the foregoing be pending.

Section 5.02 Conditions to the Obligations of UTG.  The obligation of UTG to effect the Merger  shall be  subject to the  satisfaction  at or prior to the
Effective Time of each of the following conditions,  any of which may be waived, in writing, exclusively by UTG:

     (a)  Representations,    Warranties   and    Covenants.    (i)   The
          representations  and  warranties of FCC in this  Agreement  shall have been true and correct in all  material  respects on the date they were made and shall be true and correct in all material  respects on and as of the Closing Date as though such representations and warranties were made  on and as of such  time  (other  than  the  representations  and warranties  of FCC as of a  specified  date,  which  will be true  and correct in all material  respects as of such date), and (ii) FCC shall have  performed  and  complied  in  all  material  respects  with  all
          covenants  and  obligations  under  this  Agreement   required  to  be
          performed and complied with by FCC as of the Closing.

     (b)  Governmental Approval. Approvals from any court, administrative agency or commission or other federal,  state,  county, local or other foreign governmental authority, instrumentality,  agency or commission
          (if any) deemed appropriate or necessary by UTG shall have been timely obtained.

     (c)  Litigation. There shall be no action, suit, claim or proceeding of any nature  pending,  or  overtly  threatened,  against  FCC or its subsidiaries,  their respective  properties or any of their respective officers or directors,  arising out of, or in any way connected  with, the Merger or the other transactions contemplated by the terms of this
          Agreement.

     (d)  Third  Party  Consents.  UTG shall have received  copies of all
          consents  or  approvals  of  third  parties  it  deems   necessary  or
          appropriate.

     (e)  Certificate  of  FCC.  UTG shall have  received a  certificate, validly  executed by or on behalf of FCC to the effect that, as of the
          Closing:

          (i)  all  representations and warranties made by FCC in this Agreement are true and  correct in all  material  respects on and as of the
               Closing Date as though such  representations  and warranties were made on and as of such time (other than the  representations  and warranties of FCC as of a specified date,  which will be true and correct in all material respects as of such date); and

          (ii) all  covenants  and  obligations   under  this  Agreement  to  be
               performed  by FCC on or before the Closing have been so performed in all material respects.

     (f)  Certificate  of  Secretary  of FCC.  UTG shall have  received a certificate,  validly executed by the Secretary of FCC,  certifying as to (i) the terms and  effectiveness  the articles of incorporation and the bylaws of FCC, (ii) the valid adoption of resolutions of the Board of Directors of FCC and the Shareholders  approving this Agreement and the  approval of the  transactions  contemplated  hereby and that such approvals are in full force and effect without modification, (iii) the incumbency  of the officers of FCC  executing  this  Agreement and any agreements  contemplated  hereby or other  instruments or certificates relating hereto or thereto.

     (g)  No   Material   Adverse   Effect  -  No  event,   condition  or
          circumstances  shall have occurred or be discovered  after the date of this  Agreement  which has had,  or is  reasonably  likely to have,  a
          Material Adverse Effect on FCC.

Section 5.03 Conditions to Obligations of FCC.  The obligations of FCC to consummate and effect this Agreement and the  transactions  contemplated  hereby shall be subject to the  satisfaction  at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by FCC:

     (a)  Representations,    Warranties   and    Covenants.    (i)   The
          representations  and warranties of UTG in this  Agreement  (other than the  representations  and  warranties  of UTG as of a specified  date, which will be true and  correct in all  material  respects  as of such date) shall be true and correct in all  material  respects on the date they were made and shall be true and correct in all material  respects on and as of the  Closing  Date as  though  such  representations  and warranties  were made on and as of such time,  and (ii) UTG shall have performed and complied in all material respects with all covenants and obligations  of this  Agreement  required to be performed and complied with by such parties as of the Closing.

     (b)  Certificate  of  UTG.  FCC shall have  received  a  certificate executed on behalf of UTG by a corporate  officer to the effect  that, as of the Closing:

          (i)  all  representations and warranties made by UTG in this Agreement
               (other than the  representations  and  warranties  of UTG as of a specified  date,  which will be true and correct as of such date)
               are true and  correct in all  material  respects on and as of the
               Closing Date as though such  representations  and warranties were made on and as of such time; and

          (ii) all  covenants  and  obligations   under  this  Agreement  to  be
               performed  by UTG on or before the Closing have been so performed in all material respects.

     (c)  Fairness  Opinion  - The Board of  Directors  of FCC shall have received  an  opinion  from  Morgan  Keegan  and  Company,  Inc.  (the
          "Financial Advisor") that the transactions contemplated hereby, including the Merger  Consideration  to be paid on consummation of the
          Merger,  is  fair  from  a  financial  standpoint  as to FCC  and  the
          Shareholders.

     (d)  Governmental Approval. Approvals from any court, administrative agency or commission or other federal,  state,  county, local or other foreign governmental authority, instrumentality,  agency or commission
          (if any) deemed appropriate or necessary by FCC shall have been timely obtained.

                                  Article VI.
                       TERMINATION, AMENDMENT AND WAIVER

Section 6.01 Termination. This Agreement may be terminated and the Merger abandoned at any time prior to the Closing  (including  after receipt of the FCC
Shareholder Approval):

     (a)  by mutual, written agreement of FCC and UTG;

     (b)  by FCC or by UTG,  if the  Closing  Date  shall not have  occurred  by
          December 31, 2001;

     (c)  by FCC or by UTG upon the failure of any  condition set out in Section
          5.01;

     (d)  by UTG if there  shall be any  action  taken,  or any  statute,  rule,
          regulation  or  order   enacted,   promulgated  or  issued  or  deemed
          applicable to the Merger by any Governmental  Entity,  which would (i)
          prohibit  UTG's  ownership or operation of any portion of the business of FCC or its  subsidiaries,  or (ii) compel UTG to dispose of or hold separate  all or a material  portion of the  business or assets of the
          FCC, its subsidiaries or UTG as a result of the Merger; or

     (e)  by UTG if UTG is not in material breach of its obligations  under this
          Agreement  and there has been any event,  condition  or  circumstances occur or that is discovered after the date of this Agreement which has had, or is  reasonably  likely to have, a Material  Adverse  Effect on
          FCC.

Section 6.02 Effect of  Termination.  In the event of termination of this
Agreement as provided in Section 6.01,  this Agreement  shall  forthwith  become void and there shall be no  liability or  obligation  on the part of UTG, FCC or the Shareholders,  or their respective officers,  directors or shareholders,  if applicable;  provided,  however,  that, the provisions of Section 4.04 and 4.05,
Article  VII and this  Section  6.02  shall  remain in full force and effect and survive any termination of this Agreement  pursuant to the terms of this Article
VI.

Section 6.03  Amendment.  This Agreement may be amended by the Parties at any time by  execution  of an  instrument  in  writing  signed on behalf of both
Parties.

Section 6.04 Extension; Waiver. At any time prior to the Closing, UTG, on the one hand, and FCC, on the other hand,  may, to the extent  legally  allowed,
(i) extend the time for the  performance of any of the  obligations of the other
Party, (ii) waive any inaccuracies in the representations and warranties made to such Party contained herein or in any document  delivered  pursuant hereto,  and
(iii) waive  compliance with any of the agreements or conditions for the benefit of such Party contained herein. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party.

                                  Article VII.
                               GENERAL PROVISIONS

Section 7.01 Non-Survival of Representations,  Warranties and Agreements.
None of the representations,  warranties, covenants and other agreements in this
Agreement or in any instrument  delivered pursuant to this Agreement,  including any  rights  arising  out of any  breach  of such  representations,  warranties, covenants,  agreements and other  provisions,  shall survive the Effective Time, except for those  covenants,  agreements and other  provisions  contained herein that by their terms apply or are to be  performed  in whole or in part after the
Effective Time, Section 4.04 and this Article VII.

Section  7.02  Notices.  All notices and other  communications  hereunder shall be in writing, shall be effective when received, and shall in any event be deemed received and effectively given (i) upon delivery, if delivered personally or by commercial messenger or courier service,  (ii) three days after deposit in the U.S.  mail, if delivered by registered or certified  mail (postage  prepaid, return  receipt  requested),  (iii) one  business day after the day of facsimile transmission,  if sent by facsimile  with  confirming  copy by U.S.  mail (first class,  postage  prepaid),  or (iv) one  business  day after the business day of deposit with Federal Express or similar carrier for overnight delivery,  freight prepaid,  in each case to the  parties at the  following  addresses  (or at such other address for a party as shall be specified by like notice):

     (a)  if to UTG, to:
                      United Trust Group, Inc.
                      5250 South Sixth Street
                      Springfield, Illinois 62703
                      Attention:  Chief Executive Officer
                      Telephone No.: 217/241-6300
                      Facsimile No.:  217/241-6578

     (b)  if to FCC, to:

                      First Commonwealth Corporation
                      5250 South Sixth Street
                      Springfield, Illinois 62703
                      Attention:  Chief Executive Officer
                      Telephone No.: 217/241-6300
                      Facsimile No.:  217/241-6578

Section 7.03 Counterparts.  This Agreement may be executed in one or more counterparts,  all of which shall be deemed  originals,  shall be considered one and the same agreement and shall become effective when one or more  counterparts have been signed by each of the Parties and  delivered  to the other  Party,  it being understood that both Parties need not sign the same counterpart.

Section 7.04 Entire Agreement;  Assignment.  This Agreement, the exhibits hereto, and the documents and instruments and other agreements among the Parties referenced  herein:  (i) constitute the entire  agreement among the Parties with respect to the subject  matter  hereof and supersede  all prior  agreements  and understandings  both  written and oral,  among the Parties  with  respect to the subject matter hereof, (ii) are not intended to confer upon any other person any rights or remedies  hereunder,  and (iii) shall not be assigned by  operation of law or  otherwise,  except  that UTG may  assign its  rights  and  delegate  its obligations  hereunder to any entity or entities that are  wholly-owned  by UTG, directly or indirectly.

Section  7.05  Severability.  In the  event  that any  provision  of this
Agreement  or the  application  thereof,  becomes or is  declared  by a court of competent  jurisdiction to be illegal,  void or unenforceable,  the remainder of this  Agreement  will continue in full force and effect and the  application  of such  provision to other persons or  circumstances  will be interpreted so as to reasonably  effect the  intent of the  Parties.  The  Parties  further  agree to replace such void or unenforceable  provision of this Agreement with a valid and enforceable  provision that will achieve, to the extent possible,  the economic, business and other purposes of such void or unenforceable provision.

Section  7.06  Governing  Law.  This  Agreement  shall be governed by and construed in  accordance  with the laws of the State of Illinois,  as applied to contracts entered into and wholly to be performed within such state by residents thereof. Each of the Parties irrevocably consents to the exclusive  jurisdiction and venue of the federal  district  courts located within the State of Illinois, in connection with any matter based upon or arising out of this Agreement or the matters  contemplated  herein  unless  otherwise  provided  herein,  agrees that process  may be served  upon them in any  manner  authorized  by the laws of the
State of Illinois  for such  persons and waives and  covenants  not to assert or plead any objection which they might otherwise have to such jurisdiction,  venue and such process.

                        [SIGNATURE PAGE FOLLOWS]

     IN WITNESS  WHEREOF,  UTG and FCC have caused this  Agreement to be signed, all as of the date first written above.

                                            UNITED TRUST GROUP, INC.

                                            By:    /s/ Randall L. Attkisson

                                            Title:    President

                                            FIRST COMMONWEALTH CORPORATION

                                            By:    /s/ Theodore C. Miller

                                            Title:    Secretary

           [Signature Page to the Agreement and Plan of Reorganization
      between United Trust Group, Inc. and First Commonwealth Corporation]

                                   Exhibit A

                                 Plan of Merger

                                 PLAN OF MERGER

                                       OF

                         FIRST COMMONWEALTH CORPORATION

                                 WITH AND INTO

                            UNITED TRUST GROUP, INC.

     Pursuant  to this Plan of Merger  ("Plan of  Merger"),  First  Commonwealth
Corporation, a corporation organized and existing under the laws of the State of
Virginia ("FCC"), shall be merged with and into United Trust Group, Inc., a  corporation  organized  and existing  under the laws of the State of Illinois
("UTG").

                                   Article I.

                                  DEFINITIONS

     Except as otherwise  provided herein, the capitalized terms set forth below shall have the meanings set forth in the  Agreement  and Plan of  Reorganization dated as of June 5,  2001 by and  between  FCC and UTG  (the  "Reorganization
Agreement").

                                  Article II.

                        TRANSACTIONS AND TERMS OF MERGER

Section 2.01 The  Merger.  At the Effective  Time and subject to and upon the terms and conditions of the  Reorganization  Agreement,  this Plan of Merger and the  applicable  provisions of the Illinois  Business  Corporation  Act (the
"IBCA") and the Virginia Stock Corporations Act (the "VSCA"),  FCC
shall be merged with and into UTG, the separate corporate existence of FCC shall cease and UTG shall continue as the Surviving Corporation.

Section  2.02  Effective  Time.  Unless the  Reorganization  Agreement is
earlier terminated pursuant to Section 6.01 thereof, the Closing will take place no later than five (5) business  days  following  satisfaction  or waiver of the conditions  set  forth in  Article  V of the  Reorganization  Agreement,  at the
offices  of  Wyatt,  Tarrant  &  Combs,  LLP,  2800 PNC  Plaza,  Louisville,
Kentucky, unless another time and/or place is mutually agreed upon in writing by
FCC and UTG.  On the  Closing  Date,  the  Parties  shall cause the Merger to be consummated  by filing this Plan of Merger,  together  with related  articles of merger,  with  the  Virginia  State  Corporation  Commission  and  the  Illinois
Secretary of State, in accordance with the applicable provisions of the VSCA and the IBCA (the time at which the Merger has become  effective under both the VSCA and the IBCA after the filing of this the Plan of Merger and  articles of merger with the Virginia State  Corporation  Commission  and the Illinois  Secretary of
State shall be referred to herein as the "Effective Time").

Section 2.03 Effect of the  Merger.  At the Effective Time, the effect of the Merger shall be as provided in the  applicable  provisions of the IBCA,  the
VSCA, this Plan of Merger and the Reorganization Agreement. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property,  rights,  privileges,  powers and  franchises of FCC shall vest in the
Surviving Corporation, and all debts, liabilities and duties of FCC shall become the debts, liabilities and duties of the Surviving Corporation. At the Effective
Time, the separate corporate existence of FCC shall cease.

Section 2.04    Certificate of Incorporation and Bylaws.

     (a)  The articles of incorporation of UTG, as in effect  immediately  prior to the Effective Time,  shall be the articles of  incorporation of the
          Surviving  Corporation at the Effective Time until thereafter  amended in accordance  with applicable law and as provided in such articles of incorporation.

     (b)  The bylaws of UTG,  as in effect  immediately  prior to the  Effective
          Time,  shall  be  the  bylaws  of  the  Surviving  Corporation  at the
          Effective Time until thereafter  amended in accordance with applicable law and as provided in the articles of incorporation of the Surviving
          Corporation and such bylaws.

Section 2.05  Directors  and  Officers.  The directors of UTG immediately prior to the Effective Time shall be the directors of the Surviving  Corporation immediately  after the Effective  Time, each to hold the office of a director of the Surviving  Corporation in accordance  with the provisions of applicable law, and the articles of incorporation  and bylaws of the Surviving  Corporation,  as applicable,  until their successors are duly elected and qualified. The officers of UTG  immediately  prior to the  Effective  Time shall be the  officers of the
Surviving Corporation  immediately after the Effective Time, each to hold office in accordance  with the  provisions of the bylaws of the Surviving  Corporation, until their successors are duly appointed.

                                  Article III.

                          MANNER OF CONVERTING SHARES

Section 3.01   Effect on FCC Capital Stock.

     (a)  At the Effective  Time, by virtue of the Merger and without any action on the part of UTG, FCC or the Shareholders,  each share of FCC Common
          Stock issued and outstanding  immediately  prior to the Effective Time shall cease to be outstanding and, other than any shares of FCC Common
          Stock to be canceled  pursuant to Section  3.01(b) or Section  3.01(c)
          hereof,  shall be  converted  into and  become the right to receive an amount  equal  to $250,  payable  by  check  or cash  (the  "Merger
          Consideration").

     (b)  At the Effective  Time, by virtue of the Merger and without any action on the part of UTG, FCC or any of the Shareholders,  each share of FCC
          Common Stock issued and outstanding immediately prior to the Effective
          Time  and held in the  treasury  of FCC or by any  subsidiary  thereof shall be cancelled and retired and cease to exist and no payment shall be made with respect thereto.

     (c)  At the Effective  Time, by virtue of the Merger and without any action on the part of UTG, FCC or any of the Shareholders,  each share of FCC
          Common Stock issued and outstanding immediately prior to the Effective
          Time and held by UTG shall be cancelled and retired and cease to exist and no payment shall be made with respect thereto.

Section 3.02  Capital  Stock of UTG.  At the Effective Time, by virtue of the Merger and without  any action on the part of UTG or FCC,  each share of UTG common stock, no par value per share,  issued and outstanding  immediately prior to the Effective Time,  shall remain  outstanding as one validly  issued,  fully paid and  nonassessable  share of Common Stock of the Surviving  Corporation and shall not be  converted  into any other  securities  or cash in the Merger.  The certificates  for such shares shall not be surrendered or in any way modified by reason of the Merger.

Section  3.03  Withholding   Taxes.  Any  cash  amounts  payable  to  any
Shareholder  pursuant to this Article III shall be subject to, and an amount may be  withheld  therefrom  equal to, the  amount of any  requisite  state,  local, federal and foreign withholding taxes.

                                  Article IV.

                               EXCHANGE OF SHARES

Section 4.01 Exchange Procedures.  Promptly after the Effective Time, the
Surviving  Corporation shall mail (or shall cause an exchange agent appointed by the Surviving  Corporation to mail) to each record  holder,  as of the Effective
Time, of any outstanding  certificate or certificates which immediately prior to the  Effective  Time  represented  shares  of  FCC  Common  Stock  (the  "FCC
Certificates") a (i) notice of the effectiveness of the Merger and (ii) form letter of transmittal (which shall specify that delivery shall be effected,  and risk of loss and title to the FCC Certificates shall pass, only upon delivery of the FCC  Certificates to the Surviving  Corporation) and instructions for use in effecting  the surrender of the FCC  Certificates  for payment  therefore.  Upon surrender to the Surviving Corporation of an FCC Certificate,  together with the appropriate and duly executed  transmittal  materials described in the foregoing sentence and any other required  documents,  the holder of such FCC  Certificate
shall  receive  in  exchange  therefore  the  applicable  Merger   Consideration
determined pursuant to Section 3.01 hereof, and such certificate shall forthwith be cancelled.  No interest will be paid or accrued on any consideration  payable upon the surrender of the FCC Certificates.  If cash is to be remitted to a name other  than  that in which  the FCC  Certificate  surrendered  for  exchange  is registered, it shall be a condition of such exchange that the FCC Certificate so surrendered shall be properly endorsed, with signature guaranteed,  or otherwise in proper form for transfer and that the person  requesting  such exchange shall pay to UTG or its transfer  agent any transfer or other taxes required by reason of payment of the  applicable  Merger  Consideration  to a person other than the registered  holder  of the FCC  Certificate  surrendered,  or  establish  to the satisfaction  of UTG or its transfer agent that such tax has been paid or is not applicable.  Until surrendered in accordance with the provisions of this Article
IV, each FCC Certificate (other than FCC Certificates  representing shares to be cancelled  pursuant to Sections  3.01(b) or 3.01(c)  hereof) shall represent for all purposes only the right to receive the applicable  Merger  Consideration set forth in Section  3.01  hereof,  without any  interest  thereon,  subject to any required withholding taxes.

Section 4.02   Rights of Former FCC Shareholders.

     (a)  From and after the  Effective  Time,  the holders of FCC  Certificates
          evidencing   shares  of  FCC  Common  Stock  issued  and   outstanding
          immediately prior to the Effective Time shall cease to have any rights with respect to such shares,  except as otherwise  provided herein, in the Reorganization Agreement or by applicable law.

     (b)  Any holders of shares of FCC Common Stock prior to the Merger who have not  complied  with  this  Plan of Merger  and  surrendered  their FCC
          Certificates  to the Surviving  Corporation  in  accordance  with this
          Article  IV within  six (6)  months  after the  Effective  Time  shall thereafter look only to the Surviving Corporation as general creditors
          thereof  for  payment  of  their  claim  for  the  applicable   Merger
          Consideration  to which such  holders  may be  entitled  hereunder  by virtue of the Merger.

     (c)  Neither FCC nor the  Surviving  Corporation  (nor any  exchange  agent appointed  by  the  Surviving  Corporation)  shall  be  liable  to any
          Shareholder  in  respect  of any  Merger  Consideration  to which such
          Shareholder  was  otherwise  entitled  pursuant to this Plan of Merger that was  delivered to a public  official  pursuant to any  applicable abandoned  property,  escheat or similar law. If any FCC  Certificates shall  not have  been  surrendered  prior to one (1)  year  after  the
          Effective Time (or immediately prior to such earlier date on which the
          Merger  Consideration,  if any, in respect of such  certificate  would otherwise  escheat  to or  become  the  property  of any  governmental entity),  any such Merger Consideration shall, to the extent permitted by applicable law,  become the property of the Surviving  Corporation, free and clear of all  claims or  interest  of any  person  previously entitled thereto.

     (d)  From and after the Effective Time,  there shall be no transfers of the shares  of  FCC  Common  Stock  on the  stock  transfer  books  of the
          Surviving Corporation which were outstanding  immediately prior to the
          Effective Time.

     (e)  In the event any FCC  Certificate  shall  have  been  lost,  stolen or destroyed,  the Surviving Corporation shall issue in exchange for such lost, stolen or destroyed certificate, upon the making of an affidavit of that fact by the  holder  thereof,  such  amount of the  applicable
          Merger  Consideration,  if any, as may be required pursuant to Section
          3.01 hereof; provided, however, that the Surviving Corporation may, in its discretion and as a condition  precedent to the issuance  thereof, require  the  Shareholder  who is the  owner of such  lost,  stolen or destroyed  certificate  to  deliver  a bond in such  amount  as it may reasonably  direct  against  any claim  that may be made  against  the
          Surviving  Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                                   Article V.

                                 MISCELLANEOUS

Section 5.01  Conditions  Precedent.  Consummation of the Merger shall be conditioned on the  satisfaction  of, or waiver by the applicable  Party of, the conditions  precedent to the Merger set forth in Article V of the Reorganization
Agreement.

Section 5.02  Termination.  This Plan of Merger may be  terminated at any
time  prior  to  the  Effective   Time  as  provided  in  Section  6.01  of  the
Reorganization Agreement.

Section  5.03  Counterparts.  This  Plan of  Merger  may be  executed  in counterparts,  each of which shall be an original;  but all of such counterparts together shall constitute one and the same instrument.

Section  5.04  Reorganization  Agreement.  This  Plan of  Merger is being entered  into  and  delivered  pursuant  to  the  terms  and  conditions  of the
Reorganization  Agreement  and shall be  governed  by the  terms and  conditions thereof.  In the event of any conflict  between the terms and conditions of this
Plan of Merger and the terms and conditions of the Reorganization Agreement, the terms and conditions of the Reorganization Agreement shall control.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF,  the parties have caused their duly authorized officers to execute this Plan of Merger as of the 5th day of June, 2001.

                                            UNITED TRUST GROUP, INC.

                                            By:    /s/ Randall L. Attkisson

                                            Title:    President

                                            FIRST COMMONWEALTH CORPORATION

                                            By:    /s/ Theodore C. Miller

                                            Title:    Secretary

              [Signature Page to the Plan of Merger by and between
          United Trust Group, Inc. and First Commonwealth Corporation]